SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


Date of Report (Date of earliest event reported):  November 7, 1996




                    GMAC Commercial Morgage Securities, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    33-94448          23-2811925
            --------                    --------          ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

650 Dresher Road
Horsham, Pennsylvania                                       19044
---------------------                                       -----
(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (215) 682-3480
                                                   --------------



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On November 7, 1996, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 1996, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer and special servicer, and State Street Bank and Trust Company as trustee. The Certificates consists of fifteen classes identified as the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class A-1 Certificates", the "Class A-2A Certificates", the "Class A-2B Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class R-I Certificates", the "Class R-II Certificates," and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on November 1, 1996 (the "Cut-off Date"), an aggregate principal balance of $456,736,350 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Certificates were sold by the Depositor to Goldman, Sachs & Co. ("Goldman"), on its own behalf and as representative for Morgan Stanley & Co., Incorporated pursuant to
(i) an underwriting agreement, dated October 30, 1996 (the "Underwriting Agreement"), between the Depositor, GMACCM and Goldman, as representative for itself and Goldman and (ii) a certificate purchase agreement, dated October 30, 1996, between the Depositor, GMACCM and Goldman. The Underwriting Agreement is attached hereto as Exhibit 1.1.

         The Class X-1 Certificates will not have a initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal of $33,475,146. The Class X-2 Certificates have an Notional Amount of $456,279,658. The Class A-1 Certificates have an initial Certificate Balance of $33,475,146. The Class A-2A Certificates have an initial Certificate Balance of $190,267,000. The Class A-2B Certificates have an initial Certificate Balance of $71,963,000. The Class B Certificates have an initial Certificate Balance of $31,978,000. The Class C Certificates have an initial Certificate Balance of $26,268,000. The Class D Certificates have an initial Certificate Balance of $27,409,000. The Class E Certificates have an initial Certificate Balance of $13,705,000. The Class F Certificates will have an initial Certificate Balance of $22,841,000. The Class G Certificates will have an initial Certificate Balance of $19,415,000. The Class H Certificates will have an initial Certificate Balance of $19,415,204. The Class R-I, Class R-II and Class RIII Certificates each have an initial Certificate Balance of $0.




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                                       -3-


         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits




          Exhibit No.                        Description
          -----------                        -----------

              1.1 Underwriting Agreement, dated as of October 30, 1996, between GMAC Commercial Mortgage Securities, Inc. as seller and Goldman, Sachs & Co., as representative for itself and Morgan Stanley & Co., Incorporated, as underwriters.

              4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, and State Street Bank and Trust Company as trustee.

             99.1 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

             99.2 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between ContiTrade Services L.L.C. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

             99.3 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between ING (U.S.) Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION


                                       By: /s/ Elisa George
                                          -------------------------
                                       Name:     Elisa George
                                       Title:    Vice President


Dated:  November 20, 1996



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                                Index To Exhibits
                                -----------------


          Exhibit No.                        Description
          -----------                        -----------

              1.1 Underwriting Agreement, dated as of October 30, 1996, between GMAC Commercial Mortgage Securities, Inc. as seller and Goldman, Sachs & Co., as representative for itself and Morgan Stanley & Co., Incorporated, as underwriters.

              4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, and State Street Bank and Trust Company as trustee.

             99.1 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

             99.2 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between ContiTrade Services L.L.C. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

             99.3 Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between ING (U.S.) Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.